Exhibit 99.1

         Digital River Reports Third Quarter Financial Results

             Exceeds revenue and meets earnings expectations

    MINNEAPOLIS--(BUSINESS WIRE)--Oct. 25, 2007--Digital River, Inc. (NASDAQ:DRIV), a leading provider of global e-commerce solutions, reported its third quarter financial results.

    Third Quarter and Nine Months Ended Sept. 30, 2007

    GAAP Results

    Third quarter revenue totaled $82.5 million. This is an increase of 10 percent from revenue of $75.3 million in the third quarter of 2006. For the nine months ended Sept. 30, 2007, the Company reported revenue of $252.4 million. This represents a 12 percent increase from revenue of $224.6 million in the similar period of the prior year.

    Third quarter GAAP net income was $15.3 million, or $0.35 per diluted share. This compared to net income of $14.8 million, or $0.33 per diluted share, in the third quarter of 2006. These results represent a year-over-year increase of 3 percent in GAAP net income and 6 percent in GAAP diluted net income per share. For the first nine months of 2007, GAAP net income was $50.5 million, or $1.12 per diluted share. This compared to net income of $44.5 million, or $1.04 per diluted share, in the similar period of 2006.

    Non-GAAP Results

    Based on the Company's non-GAAP measurements, third quarter non-GAAP net income was $18.8 million, or $0.41 per diluted share. This compared to net income on a similar basis of $18.7 million, or $0.41 per diluted share, in the third quarter of 2006. Non-GAAP net income for the first nine months of 2007 was $61.9 million, or $1.34 per diluted share. This compared to net income on a similar basis of $58.2 million, or $1.32 per diluted share, during the first nine months of 2006.

    Non-GAAP net income is computed by starting with GAAP pre-tax income as reported on the Company's statement of operations, adding back amortization of acquisition-related intangibles and stock-based compensation expense, to calculate non-GAAP pre-tax income. This amount is then taxed at 31 percent, the Company's current estimated effective tax rate, to arrive at non-GAAP net income. This amount is then divided by fully-diluted GAAP shares outstanding, which includes the impact of the Company's contingent convertible notes, to derive non-GAAP diluted net income per share. To provide further clarity, a detailed reconciliation on the comparability of the GAAP and non-GAAP data has been provided in table form following the financial statements accompanying this announcement.

    "Overall we are pleased with our third quarter financial performance," said Joel Ronning, Digital River's CEO. "Our business continues to be fueled by growth in international markets, and our software and shareware businesses. In addition, we continue to sign key clients in the consumer electronics and game markets, where our expertise in managing global commerce and e-marketing services continues to drive wins with industry leaders."

    2007 Guidance

    Forward-looking guidance for the period ending Dec. 31, 2007, is as follows:

    Fourth Quarter

    --  Revenue of $96 million;

    -- GAAP diluted net income per share of $0.45, including stock-based compensation expense of approximately $3.4 million; and

    --  Non-GAAP diluted net income per share of $0.53.

    Full Year

    --  Revenue of $348 million;

    -- GAAP diluted net income per share of $1.57, including stock-based compensation expense of approximately $13.9 million; and

    --  Non-GAAP diluted net income per share of $1.87.

    Management will issue 2008 earnings guidance in conjunction with the Company's fourth quarter earnings release in January 2008.

    Digital River will hold a third quarter conference call today at 4:45 p.m. Eastern Daylight Time. A live webcast of the conference call can be accessed from http://www.digitalriver.com/2007/q3earnings/. Alternatively, a live broadcast of the call may be heard by using conference ID # 9318373 and dialing (888) 603-6873 inside the United States or Canada, or by calling (973) 582-2706 from international locations. A webcast replay of the call will be archived on Digital River's corporate Web site.

    About Digital River, Inc.

    Digital River, Inc., a leading provider of global e-commerce solutions, builds and manages online businesses for more than 40,000 software publishers, consumer technology manufacturers, distributors, online retailers and affiliates. Its multi-channel e-commerce solution, which supports both direct and indirect sales, is designed to help companies of all sizes maximize online revenues as well as reduce the costs and risks of running an e-commerce operation. The company's comprehensive platform offers site development and hosting, order management, fraud prevention, export controls, tax management, physical and digital product fulfillment, multi-lingual customer service, advanced reporting and strategic marketing services.

    Founded in 1994, Digital River is headquartered in Minneapolis with offices in major U.S. cities as well as Cologne, Germany; London, England; Shannon, Ireland; Luxembourg, Luxembourg; Taipei, Taiwan; Tokyo, Japan; and Shanghai, China. For more details about Digital River, visit the corporate Web site at www.digitalriver.com or call 952-253-1234.

    Forward-Looking Statements

    This press release contains forward-looking statements, including statements regarding the Company's anticipated future growth, including future financial performance, as well as statements containing the words "anticipates," "believes," "plans," "will," or "expects" and similar words. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company, or industry results, to differ materially from those expressed or implied by such forward-looking statements. Such factors include, among others: the Company's limited operating history and variability of operating results; competition in the e-commerce market; challenges associated with international expansion; potential consequences surrounding findings of our internal investigation, investigation by a committee of our independent directors and informal SEC inquiry into our stock option granting practices; any potential civil litigation relating to our stock option granting practices; and other risk factors referenced in the Company's public filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2006. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in Digital River's most recent reports on Form 10-K and Form 10-Q, each as it may be amended from time-to-time.

    The forward-looking statements regarding fourth quarter 2007 reflect Digital River's expectations as of October 25, 2007. Results may be materially affected by many factors, such as changes in global economic conditions and consumer spending, fluctuations in foreign currency rates, the rate of growth of online commerce and the Internet, progress with key partners and other factors. The guidance assumes, among other things, that there are no changes to stock-based compensation expense and anticipated tax rates, and that no additional intangible assets are recorded. Readers are cautioned not to place undue reliance on forward-looking statements, which reflect management's analysis only as of the date hereof. The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

    Digital River is a registered trademark of Digital River, Inc. All other trademarks and registered trademarks are trademarks of their respective owners.



Digital River, Inc.
Third Quarter Results
(Unaudited, in thousands)
Subject to reclassification

Condensed Consolidated Balance Sheets                 As of
                                            September 30, December 31,
                                            --------------------------
                                                2007          2006
                                            ------------- ------------
Assets
--------------------------------------------
  Current assets
    Cash and cash equivalents                  $  371,100   $  390,243
    Short-term investments                        267,352      235,699
    Accounts receivable, net                       64,549       52,392
    Deferred income taxes                          15,399       19,687
    Prepaid expenses and other                      7,583        6,025
                                            ------------- ------------
      Total current assets                        725,983      704,046
  Property and equipment, net                      25,497       24,079
  Goodwill                                        273,361      243,799
  Intangible assets, net                           15,992       21,106
  Deferred income taxes                            17,403        1,276
  Other assets                                     12,018       11,957
                                            ------------- ------------
  Total assets                                 $1,070,254   $1,006,263
                                            ============= ============
Liabilities and stockholders' equity
--------------------------------------------
  Current liabilities
    Accounts payable                           $  146,770   $  141,386
    Accrued payroll                                13,992       12,097
    Deferred revenue                                8,980        7,040
    Accrued acquisition liabilities                 1,255        5,654
    Other accrued liabilities                      52,605       39,982
                                            ------------- ------------
      Total current liabilities                   223,602      206,159
  Non-current liabilities
    Convertible senior notes                      195,000      195,000
    Other liabilities                              10,125        1,345
                                            ------------- ------------
      Total non-current liabilities               205,125      196,345
                                            ------------- ------------
  Total liabilities                               428,727      402,504
                                            ------------- ------------
  Stockholders' equity
    Common stock                                      403          404
    Additional paid-in capital                    567,837      546,758
    Retained earnings                              48,108       44,989
    Accumulated other comprehensive income         25,179       11,608
                                            ------------- ------------
    Stockholders' equity                          641,527      603,759
                                            ------------- ------------
  Total liabilities and stockholders' equity   $1,070,254   $1,006,263
                                            ============= ============




Digital River, Inc.
Third Quarter Results
(Unaudited, in thousands, except per share amounts)
Subject to reclassification

Condensed Consolidated Statements of Operations

                                Three months ended  Nine months ended
                                   September 30,      September 30,
                                ------------------- ------------------
                                  2007      2006      2007      2006
                                --------- --------- --------- --------
Revenue                           $82,539   $75,337  $252,397 $224,628
Costs and expenses:
  Direct cost of services           3,009     1,912     7,998    5,689
  Network and infrastructure        7,983     7,761    22,812   21,502
  Sales and marketing              32,945    28,451    99,927   83,018
  Product research and
   development                     10,170     8,338    27,057   23,428
  General and administrative        9,055     8,054    28,711   24,551
  Depreciation and amortization 3,120 2,943 9,269 7,671 Amortization of acquisition-
   related intangibles              1,611     3,313     5,964    9,191
                                --------- --------- --------- --------
Total costs and expenses           67,893    60,772   201,738  175,050
                                --------- --------- --------- --------
    Income from operations         14,646    14,565    50,659   49,578
                                --------- --------- --------- --------
Other income, net                   7,528     5,804    22,528   15,131
                                --------- --------- --------- --------
    Income before income tax
     expense                       22,174    20,369    73,187   64,709
Income tax expense                  6,875     5,581    22,689   20,255
                                --------- --------- --------- --------
    Net income                    $15,299   $14,788  $ 50,498 $ 44,454
                                ========= ========= ========= ========

Net income per share - basic      $  0.38   $  0.37  $   1.25 $   1.17
                                ========= ========= ========= ========
Net income per share - diluted    $  0.35   $  0.33  $   1.12 $   1.04
                                ========= ========= ========= ========
Shares used in per share
 calculation - basic               40,078    39,619    40,555   38,126
Shares used in per share
 calculation - diluted             45,386    45,666    46,099   44,107



Calculation of GAAP Diluted Net Income Per Share

                                Three months ended  Nine months ended
                                   September 30,       September 30,
                                ------------------- ------------------
                                  2007      2006      2007      2006
                                --------- --------- --------- --------
GAAP net income                   $15,299   $14,788  $ 50,498 $ 44,454
  Add back debt interest expense
   and issuance cost
   amortization, net of tax
   benefit                            434       435     1,304    1,305
                                --------- --------- --------- --------
Adjusted net income for GAAP EPS
 calculation                      $15,733   $15,223  $ 51,802 $ 45,759
                                ========= ========= ========= ========

Net income per share - diluted    $  0.35   $  0.33  $   1.12 $   1.04
                                ========= ========= ========= ========
Shares used in per share
 calculation - diluted             45,386    45,666    46,099   44,107




Digital River, Inc.
Third Quarter Results
(Unaudited, in thousands)
Subject to reclassification

Condensed Consolidated Statements of
 Cash Flows
                                       Nine months ended September 30,
                                       -------------------------------
                                            2007            2006
                                       --------------- ---------------
Operating Activities:
---------------------------------------
Net income                                 $  50,498        $  44,454
 Adjustments to reconcile net income to
  net cash provided by operating
  activities:
   Amortization of acquisition-related
    intangibles                                5,964            9,191
   Change in accounts receivable
    allowance, net of acquisitions               628              426
   Depreciation and amortization               9,269            7,671
   Stock-based compensation expense           10,536           10,389
   Excess tax benefits from stock-based
    compensation                             (11,297)          (3,032)
   Deferred and other income taxes            17,337           17,676
   Change in operating assets and
    liabilities (net of acquisitions):
      Accounts receivable                     (8,373)          (2,351)
      Prepaid and other assets                (1,652)            (291)
      Accounts payable                           810           (7,028)
      Deferred revenue                         1,782              881
      Income tax payable                       3,314            1,022
      Other accrued liabilities                5,912            5,679
                                       --------------- ---------------
       Net cash provided by operating
        activities                            84,728           84,687
                                       --------------- ---------------

Investing Activities:
---------------------------------------
 Purchases of investments                   (228,342)        (135,911)
 Sales of investments                        197,645          116,446
 Cash paid for acquisitions, net of
  cash received                              (30,573)         (37,998)
 Purchases of equipment and capitalized
  software                                    (9,752)         (12,825)
                                       --------------- ---------------
       Net cash used in investing
        activities                           (71,022)         (70,288)
                                       --------------- ---------------

Financing Activities:
---------------------------------------
 Proceeds from sales of common stock               -          172,700
 Exercise of stock options                    11,244           10,579
 Sales of common stock under employee
  stock purchase plan                          1,244              933
 Repurchase of common stock                  (62,968)               -
 Repurchase of restricted stock to
  satisfy tax withholding obligation            (382)               -
 Excess tax benefits from stock-based
  compensation                                11,297            3,032
                                       --------------- ---------------
        Net cash (used in)/ provided by
         financing activities                (39,565)         187,244
                                       --------------- ---------------
Effect of exchange rate changes on cash        6,716            2,263
                                       --------------- ---------------
Net (decrease)/ increase in cash and
 cash equivalents                            (19,143)         203,906
Cash and cash equivalents, beginning of
 period                                      390,243          131,770

                                       --------------- ---------------
Cash and cash equivalents, end of
 period                                    $ 371,100        $ 335,676
                                       =============== ===============

                                       --------------- ---------------
Cash paid for interest on Convertible
 Senior Notes                              $   2,438        $   2,438
                                       =============== ===============




Digital River, Inc.
GAAP to non-GAAP Reconciliations
(Unaudited, in thousands, except per share amounts)

Calculation of non-GAAP Diluted Net Income Per Share

                                                              Twelve
                                                              months
                                  Three months ended           ended
                          ---------------------------------- ---------
                            March   June  September December December
                             31,     30,     30,      31,       31,
                            2006    2006    2006      2006     2006
                          ---------------------------------- ---------

GAAP pre-tax income        $23,759 $20,581 $20,369   $24,773  $ 89,482
  Add back: amortization
   of acquisition-related
   intangibles               2,840   3,038   3,313     2,943    12,134
  Add back: stock-based
   compensation expense      3,413   3,519   3,456     3,516    13,904
                          ---------------------------------- ---------
Non-GAAP pre-tax income     30,012  27,138  27,138    31,232   115,520
Income tax expense @ 31%     9,304   8,413   8,413     9,682    35,812
                          ---------------------------------- ---------
Non-GAAP net income        $20,708 $18,725 $18,725   $21,550  $ 79,708
                          ================================== =========

Non-GAAP net income per
 share - diluted           $  0.50 $  0.41 $  0.41   $  0.47  $   1.79
                          ================================== =========

Shares used in per share
 calculation - diluted      41,154  45,458  45,666    46,138    44,642

                                                               Nine
                                                              months
                             Three months ended                ended
                          -------------------------          ---------
                            March   June  September          September
                             31,     30,     30,                30,
                            2007    2007    2007               2007
                          -------------------------          ---------
GAAP pre-tax income        $30,008 $21,005 $22,174            $ 73,187
  Add back: amortization
   of acquisition-related
   intangibles               2,746   1,607   1,611               5,964
  Add back: stock-based
   compensation expense      3,476   3,649   3,411              10,536
                          -------------------------          ---------
Non-GAAP pre-tax income     36,230  26,261  27,196              89,687
Income tax expense @ 31%    11,231   8,141   8,431              27,803
                          -------------------------          ---------
Non-GAAP net income        $24,999 $18,120 $18,765            $ 61,884
                          =========================          =========

Non-GAAP net income per
 share - diluted           $  0.54 $  0.39 $  0.41            $   1.34
                          =========================          =========

Shares used in per share
 calculation - diluted      46,348  46,637  45,386              46,099

Breakdown of stock-based
 compensation expense
                                                               Nine
                                                              months
                             Three months ended                ended
                          -------------------------          ---------
                            March   June  September          September
                             31,     30,     30,                30,
                            2007    2007    2007               2007
                          -------------------------          ---------
  Direct cost of services  $   195 $   225 $   223            $    643
  Network and
   infrastructure               72      61      58                 191
  Sales and marketing        1,268   1,350   1,230               3,848
  Product research and
   development                 552     466     391               1,409
  General and
   administrative            1,389   1,547   1,509               4,445
                          -------------------------          ---------
Total                      $ 3,476 $ 3,649 $ 3,411            $ 10,536
                          =========================          =========

Non-GAAP Guidance
 Reconciliation
                          Q4 - 2007       FY - 2007
                          Guidance        Guidance
                          ---------       ---------
Expected GAAP net income
 per share - diluted       $  0.45         $  1.57
  Add back amortization of
   acquisition-related
   costs                      0.05            0.18
  Add back stock-based
   compensation expense       0.07            0.30
Tax variability              (0.03)          (0.15)
Deduct impact of
 contingent convertible
 notes                       (0.01)          (0.03)
                          ---------       ---------
Expected non-GAAP diluted
 net income per share      $  0.53         $  1.87
                          =========       =========

    CONTACT: Digital River, Inc.
             Investor Relations Contact:
             Ed Merritt, 952-540-3362
             Vice President, Investor Relations
             emerritt@digitalriver.com
             or
             Media Relations Contact:
             Gerri Dyrek, 952-253-8396
             Director, Public Relations
             gdyrek@digitalriver.com